                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): August 30, 1996


                              F.Y.I. INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



   Delaware                           0-27444                      75-2560895
- ---------------                 ---------------------           ----------------
(State or other                   (Commission File              (I.R.S. Employer
jurisdiction of                        Number)                   Identification
incorporation)                                                       Number)


3232 McKinney Avenue
Suite 900
Dallas, Texas                                                         75204
- ----------------------------------------                            ----------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (214) 953-7555
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  Acquisition or Disposition of Assets.

CMRS Acquisition

On August 30, 1996, California Medical Record Service Acquisition Corp. ("California Acquisition Corp."), a wholly-owned subsidiary of F.Y.I. Incorporated (the "Company"), acquired by merger C.M.R.S. Incorporated ("CMRS") pursuant to an Agreement and Plan of Reorganization (the "California Agreement"), by and among California Acquisition Corp., the Company and Alan Simon (the "California Shareholder") (such acquisition is referred to herein as the "California Acquisition"). California Acquisition Corp. provides medical records release services in and around Los Angeles, California.

The aggregate consideration paid by the Company as a result of the California Acquisition was determined pursuant to arm's length negotiations and consisted of 53,450 shares of common stock, par value $.01 per share ("Common Stock"), and $898,685 in cash for CMRS. Of such amount, an amount equal to 2,914 shares of Common Stock and $49,005 in cash will be retained by the Company for a period of 90 days from the date of closing as security and as an offset for any breach of the California Agreement by CMRS or the California Shareholder. The Common Stock issued in the California Acquisition is contractually restricted as to resale for two years. The Company may make an additional lump-sum, cash and stock earnout payment in September 1997 to the California Shareholder, up to a maximum earnout amount of $2,500,000.

The primary source of the cash portion of the purchase price used in the California Acquisition was provided from the Company's line of credit with Banque Paribas.


Texas Medical Acquisition

On August 30, 1996, Texas Medical Record Service Acquisition Corp. ("Texas Acquisition Corp."), a wholly-owned subsidiary of the Company, acquired by merger Texas Medical Record Service, Inc. ("Texas Medical") pursuant to an Agreement and Plan of Reorganization ("Texas Agreement"), by and among Texas Acquisition Corp., the Company, Texas Medical Record and Karen Jill Simon and California Acquisition Corp. (the "Texas Stockholders") (such acquisition is referred to herein as the "Texas Acquisition"). Texas Acquisition Corp. provides medical records release services in and around Houston, Texas.

The aggregate consideration paid by the Company as a result of the Texas Acquisition was determined pursuant to arm's length negotiations and consisted of 56,135 shares of Common Stock (of which 36,670 shares of Common Stock were issued to California Acquisition Corp.) and $327,292 in cash for Texas
Medical. Of such amount, an amount equal to 1,457 shares of Common Stock and $24,502 in cash will be retained by the Company for a period of 90 days from the date of closing as security and as an offset for any breach of the Texas Agreement by Texas Medical or the Texas Stockholders. The
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Common Stock issued in the Texas Acquisition is contractually restricted as to resale for two years.

The primary source of the cash portion of the purchase price used in the Texas Acquisition was provided from the Company's line of credit with Banque Paribas.


Minnesota Medical Acquisition

On August 30, 1996, Minnesota Medical Record Service Acquisition Corp. ("Minnesota Acquisition Corp."), a wholly-owned subsidiary of the Company, acquired by merger Minnesota Medical Record Service, Inc. ("Minnesota Medical") pursuant to an Agreement and Plan of Reorganization, (the "Minnesota Agreement") by and among Minnesota Acquisition Corp., the Company, Minnesota Medical Record and Alan Simon (the "Minnesota Stockholder") (such acquisition is referred to herein as the "Minnesota Acquisition"). Minnesota provides medical records release services in and around Minneapolis, Minnesota.

The aggregate consideration paid by the Company as a result of the Minnesota Acquisition was determined pursuant to arm's length negotiations and consisted of 105,136 shares of Common Stock and $1,081,450 in cash for Minnesota
Medical. Of such amount, an amount equal to 7,286 shares of Common Stock and $122,495 in cash will be retained by the Company for a period of 90 days from the date of closing as security and as an offset for any breach of the Minnesota Agreement by Minnesota Medical or the Minnesota Stockholder. The Common Stock issued in the Minnesota Acquisition is contractually restricted as to resale for two years, except 20,000 shares of Common Stock is restricted as to resale for six months.

The primary source of the cash portion of the purchase price used in the Minnesota Acquisition was provided from the Company's line of credit with Banque Paribas.

CMRS, Texas Medical and Minnesota Medical were affiliated companies.

The description of the foregoing acquisition agreements are qualified in their entirety by reference to the copy of such agreements filed as exhibits to this Form 8-K.

The Company is not aware of any material relationship that existed prior to the Texas Acquisition, the California Acquisition, the Minnesota Acquisition (collectively referred to as the "New Acquisitions") between the Company and its officers and directors, on the one hand and the New Acquisitions and their stockholders, on the other hand.

The assets acquired as a result of the New Acquisitions include accounts receivables, inventory, equipment and other real and personal property. The Company intends to use these assets in order to provide document management services, including medical records release services.


ITEM 5.  Other Events

Probable Acquisition

As of August 30, 1996, ZIA Acquisition Corp. ("ZIA Acquisition Corp."), a wholly-owned subsidiary of the Company, entered into a definitive agreement to acquire by merger ZIA Information Analysis Group ("ZIA Information") pursuant to an Agreement and Plan of Reorganization, (the "ZIA Agreement") by and among the Company, ZIA Acquisition Corp., ZIA Information and David L. Delgado, Rebecca D. Homan and Christopher R. Yowell (the "ZIA Shareholders") (such pending acquisition is referred to herein as the "ZIA Acquisition"). ZIA provides
litigation consulting services in California.    The acquisition of ZIA is
subject to customary closing conditions and there can be no assurance that such acquisition will be made.

The aggregate consideration to be paid by the Company as a result of the ZIA Acquisition was determined pursuant to arm's length negotiations and consists of 154,286 shares of Common Stock and $2,300,000 in cash for ZIA Information. Of such amount, an amount equal to 12,343 shares of Common Stock and $183,997.49 in cash will be held in escrow as security and as an offset for any breach of the ZIA Agreement by ZIA Information or the ZIA Shareholders. The Common Stock to be issued in the ZIA Acquisition will be contractually restricted as to resale for two years.

The primary source of the cash portion of the purchase price to be used in the ZIA Acquisition will be provided from the Company's line of credit with Banque Paribas.

The description of the foregoing agreement is qualified in its entirety by reference to the copy of such agreement filed as an exhibit to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements. See Index to Financial Statements and the accompanying financial statements that form a part of this Form 8-K.

         (b) Pro Forma Financial Information. See Index to Financial Statements and the accompanying financial statements that form a part of this Form 8-K.

         (c)     Exhibits

                 2.11 Agreement and Plan of Reorganization, dated as of May 31, 1996, by and among F.Y.I. Incorporated, B&B (Baltimore-Washington) Acquisition Corp., B&B Information and Image Management, Inc. and Charles J. Bauer, Jr. (Exhibit 10.17 of the Registrant's Registration Statement on Amendment No. 2 to the
                          Form S-1 (Registration No. 333-1084) is hereby incorporated by reference)

                 2.12 Agreement and Plan of Reorganization, dated as of May 31, 1996, by and among F.Y.I. Incorporated, Premier Acquisition Corp., Premier Document Management, Inc., PDM Services, Inc., Brian E. Whiteside, Christopher
                          S. Moore, Lynnette C. Pomerville and Gary T. Sievert. (Exhibit 10.18 of the Registrant's Registration Statement on Amendment No. 2 to the Form S-1 (Registration No. 333-1084) is hereby incorporated by reference)

                 2.13 Asset Purchase Agreement, dated as of June 28, 1996, by and among F.Y.I. Incorporated, Robert A. Cook Acquisition Corp., Robert A. Cook and Staff, Inc. and RAC Services, Inc., Robert A. Cook and Robert A.
                          Cook and Anna M. Cook, as Co-Trustees of the Cook
                          1993 Living Trust. (Exhibit 10.19 of the Registrant's Registration Statement on Amendment No. 2 to the
                          Form S-1 (Registration No.333-1084) is hereby incorporated by reference)

                 2.14 Agreement and Plan of Reorganization, dated as of August 30, 1996, by and among F.Y.I. Incorporated, California Medical Record Service Acquisition Corp., C.M.R.S. Incorporated and Alan Simon

                 2.15 Agreement and Plan of Reorganization, dated as of August 30, 1996, by and among F.Y.I. Incorporated, Texas Medical Record Service Acquisition Corp., Texas Medical Record Service, Inc., California Medical Record Service Acquisition Corp. and Karen Jill Simon

                 2.16 Agreement and Plan of Reorganization, dated as of August 30, 1996, by and among F.Y.I. Incorporated, Minnesota Medical Record Service Acquisition Corp., Minnesota Medical Record Service, Inc. and Alan Simon

                 2.17 Agreement and Plan of Reorganization, dated as of August 30, 1996, by and among F.Y.I. Incorporated, ZIA Acquisition Corp., ZIA Information Analysis Group and the Shareholders named therein

                10.23 Employment Agreement between F.Y.I. Incorporated and Timothy J. Barker

                21.1      List of Subsidiaries

                23.1      Consent of Arthur Andersen LLP

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                                     PAGE
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
                                                     NEW ACQUISITIONS

C.M.R.S. INCORPORATED
         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-2
         Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-3
         Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-4
         Statements of Shareholder's Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-5
         Statements of Cash Flows . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-6
         Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-7
MINNESOTA MEDICAL RECORD SERVICE, INC.
         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-11
         Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-12
         Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-13
         Statements of Stockholder's Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-14
         Statements of Cash Flows . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-15
         Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-16
TEXAS MEDICAL RECORD SERVICE, INC.
         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-19
         Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-20
         Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-21
         Statements of Stockholders' Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-22
         Statements of Cash Flows . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-23
         Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-24
ZIA INFORMATION ANALYSIS GROUP
         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-27
         Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-28
         Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-29
         Statements of Shareholders' Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-30
         Statements of Cash Flows . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-31
         Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-32

                                              PRO FORMA FINANCIAL STATEMENTS

F.Y.I. INCORPORATED AND SUBSIDIARIES
         Pro Forma Balance Sheet -- June 30, 1996 (unaudited) . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-37
         Pro Forma Statement of Operations for the Year Ended December 31, 1995
                 (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-38
         Pro Forma Statement of Operations for the Six Months Ended June 30, 1996
                 (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-39
         Notes to Pro Forma Financial Statements (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-40




                                      F-1
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                                   SIGNATURE

                 Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 1996


                                        F.Y.I. INCORPORATED



                                        By: /s/ ED H. BOWMAN, JR.
                                           -------------------------------------
                                           Ed H. Bowman, Jr.
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX



Exhibit                                    Description
- -------                                    -----------
 2.11            Agreement and Plan of Reorganization, dated as of May 31,
                 1996, by and among F.Y.I. Incorporated, B&B
                 (Baltimore-Washington) Acquisition Corp., B&B Information and
                 Image Management, Inc. and Charles J. Bauer, Jr.  (Exhibit
                 10.17 of the Registrant's Registration Statement on Amendment
                 No. 2 to the Form S-1 (Registration No. 333-1084) is hereby incorporated by reference)

 2.12            Agreement and Plan of Reorganization, dated as of May 31,
                 1996, by and among F.Y.I. Incorporated, Premier Acquisition
                 Corp., Premier Document Management, Inc., PDM Services, Inc.,
                 Brian E. Whiteside, Christopher S. Moore, Lynnette C.
                 Pomerville and Gary T. Sievert.    (Exhibit 10.18 of the
                 Registrant's Registration Statement on Amendment No. 2 to the
                 Form S-1 (Registration No. 333-1084) is hereby incorporated by reference)

 2.13            Asset Purchase Agreement, dated as of June 28, 1996, by and among F.Y.I. Incorporated, Robert A. Cook Acquisition Corp.,
                 Robert A. Cook and Staff, Inc. and RAC Services, Inc., Robert
                 A. Cook and Robert A. Cook and Anna M. Cook, as Co-Trustees of
                 the Cook 1993 Living Trust.    (Exhibit 10.19 of the
                 Registrant's Registration Statement on Amendment No. 2 to the
                 Form S-1 (Registration No. 333-1084) is hereby incorporated by reference)

 2.14            Agreement and Plan of Reorganization, dated as of August 30,
                 1996, by and among F.Y.I. Incorporated, California Medical
                 Record Service Acquisition Corp., C.M.R.S. Incorporated and
                 Alan Simon

 2.15            Agreement and Plan of Reorganization, dated as of August 30,
                 1996, by and among F.Y.I. Incorporated, Texas Medical Record
                 Service Acquisition Corp., Texas Medical Record Service, Inc.,
                 California Medical Record Service Acquisition Corp. and Karen
                 Jill Simon

 2.16            Agreement and Plan of Reorganization, dated as of August 30,
                 1996, by and among F.Y.I. Incorporated, Minnesota Medical
                 Record Service Acquisition Corp., Minnesota Medical Record
                 Service, Inc. and Alan Simon

 2.17            Agreement and Plan of Reorganization, dated as of August 30,
                 1996, by and among F.Y.I. Incorporated, ZIA Acquisition Corp.,
                 ZIA Information Analysis Group and the Shareholders named therein

10.23            Employment Agreement between F.Y.I. Incorporated and Timothy
                 J. Barker

21.1             List of Subsidiaries

23.1             Consent of Arthur Andersen LLP
